                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          FIRST SENTINEL BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                          [First Sentinel Bancorp Logo]

                                                              April 22, 2002

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of First Sentinel Bancorp, Inc. ("First Sentinel" or the "Company"), the holding company for First Savings Bank, which will be held on May 21, 2002, at 10:00 a.m. at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey.

      The attached Notice of Annual Meeting of Stockholders and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. In addition to the directors and officers of First Sentinel, representatives of KPMG LLP, the Company's independent auditors, will be present at the Annual Meeting to make a statement if they desire to do so and to respond to any questions that our stockholders may have regarding the business to be transacted.

      The Board of Directors has determined that the nominees for director specified under Proposal I, and the ratification of KPMG LLP as the Company's auditors specified under Proposal II, are in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" Proposals I and II.

      PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

      On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                                       Sincerely,

                                       /s/ John P. Mulkerin

                                       John P. Mulkerin
                                       PRESIDENT AND CHIEF
                                       EXECUTIVE OFFICER

                          FIRST SENTINEL BANCORP, INC.
                          1000 WOODBRIDGE CENTER DRIVE
                          WOODBRIDGE, NEW JERSEY 07095
                                 (732) 726-9700

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 21, 2002

                              --------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of First Sentinel Bancorp, Inc. ("First Sentinel" or the "Company") will be held at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey, on May 21, 2002 at 10:00 a.m.

      A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1.    The election of two directors; and

      2. The ratification of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2002.

      In addition, such other matters as may properly come before the Annual Meeting or any adjournments thereof will be considered and voted upon at the Annual Meeting.

      The Board of Directors has established April 1, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at First Sentinel Bancorp, Inc., 1000 Woodbridge Center Drive, Woodbridge, New Jersey, for a period of ten days prior to the Annual Meeting and also will be available for inspection at the Annual Meeting itself.

                                        By Order of the Board of Directors,

                                        /s/ Ann C. Clancy

                                        Ann C. Clancy
                                        Secretary

Woodbridge, New Jersey
April 22, 2002

                          FIRST SENTINEL BANCORP, INC.

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 2002

                              --------------------

SOLICITATION AND VOTING OF PROXIES

      This proxy statement and accompanying proxy card are being furnished to stockholders of First Sentinel Bancorp, Inc. ("First Sentinel" or the "Company") in connection with the solicitation by the Company's board of directors (the "Board of Directors" or the "Board") of proxies to be used at the Annual Meeting of Stockholders to be held at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey, on May 21, 2002 at 10:00 a.m., and at any adjournments thereof (the "Annual Meeting"). The 2001 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2001, accompanies this proxy statement, which is first being mailed to stockholders on or about April 22, 2002.

      Regardless of the number of shares of common stock of First Sentinel (the "Common Stock") owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF FIRST SENTINEL WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED FOR DIRECTOR IN PROPOSAL I AND "FOR" PROPOSAL
II. Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company prior to the Annual Meeting, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a notice of revocation with the Secretary and voting in person. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING. SUCH DOCUMENTATION WOULD INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT THAT WILL CONFIRM YOUR OWNERSHIP OF OUR SHARES.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by First Sentinel. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company and First Savings Bank (the "Bank" or "First Savings"), without additional compensation therefor. First Sentinel will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

      Participants in the First Savings Bank Employee Stock Ownership Plan and Incentive Savings Plan for Employees of First Savings Bank have the right to direct the voting of Common Stock held in their Plan accounts but do not have the right to vote these shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the Plan trustees for information on how to direct the voting of these shares.

VOTING SECURITIES

      The securities, which may be voted at the Annual Meeting, consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting except as described below. The close of business on April 1, 2002 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 30,240,209 shares.

      In accordance with the provisions of the Company's certificate of incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the outstanding shares of Common Stock (the "Limit") are not entitled to vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's certificate of incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining the number of shares of Common Stock beneficially owned by any person and whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board, to "WITHHOLD AUTHORITY" to vote for both of the nominees being proposed or to vote "FOR ALL EXCEPT" one or more of the nominees being proposed, as specifically identified by the stockholder. Under Delaware law and the Company's certificate of incorporation and bylaws, directors are elected by a plurality of votes cast in person or by proxy at the annual meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares held by a broker who submits a proxy card but fails to cast a vote on this proposal, shares for which a stockholder "WITHHOLDS AUTHORITY" and shares for which a proxy card is not returned will have no effect on the outcome of the vote on Proposal I because only a plurality of votes cast is required to elect a director.

      As to the ratification of KPMG LLP as independent auditors, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's certificate of incorporation and bylaws, such item shall be determined by a majority of votes cast. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card, shares held by a broker who submits a proxy card but fails to cast a vote on this proposal and shares for which a proxy card is not returned will be treated as shares that are not cast and will have no effect on the outcome of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's shares of Common Stock outstanding on the Record Date. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of

1934, as amended ("Exchange Act"). For purposes of the table below and the table set forth under "Information With Respect to Nominees, Continuing Directors and Executive Officers," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has a right to acquire beneficial ownership at any time within 60 days after April 1, 2002. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. Except as otherwise indicated, each stockholder shown in the tables has sole voting and investment power with respect to the shares of Common Stock indicated. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                             AMOUNT AND NATURE OF  PERCENT OF
TITLE OF CLASS    NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP   CLASS(2)
--------------    ------------------------------------       --------------------   --------
 Common Stock     First Savings Bank                              2,144,541(1)        7.1%
                  Employee Stock Ownership Plan and Trust
                  c/o First Savings Bank

----------

(1) Based on a Schedule 13G filed with the SEC on February 13, 2002. The assets of the ESOP are held in trust by First Bankers Trust Company (the "ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. At April 1, 2002, 1,009,195 shares of Common Stock had been allocated to participating employee accounts and the ESOP Trustee shared voting power with the participants with respect to such shares. As of this same date, 1,135,346 unallocated shares remained in the ESOP and the ESOP Trustee had sole voting power with respect to such shares. Subject to its fiduciary duty, the ESOP Trustee will vote unallocated shares and allocated shares for which no instructions are provided by participants in a manner calculated to most accurately reflect the voting instructions received from participants on allocated shares. The ESOP Committee, comprised of certain members of the Board of Directors, had sole power to direct the disposition of all 2,144,541 shares.

(2) Based on 30,240,209 total outstanding shares of First Sentinel Bancorp, Inc. as of April 1, 2002.

------------------------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

------------------------------------------------------------------------------

GENERAL

      The number of directors of First Sentinel is currently set at eight. Each of the eight members of the Board of Directors of First Sentinel also serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

      Messrs. Joseph Chadwick and Walter K. Timpson have been nominated to stand for election at the Annual Meeting. Each of the nominees named is presently a director of the Company and the Bank. No person being nominated by the Nominating Committee of the Board of Directors as a director is being proposed for election pursuant to any agreement or understanding between any person and First Sentinel. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES.

      In the event that any nominee is unable or declines to serve for any reason, it is intended that proxies will be voted for the election of the other nominee named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                    NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

      The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and executive officers named in the compensation table appearing elsewhere herein and their ages, the year in which each became a director or officer of the Bank and the year in which their term (or in the case of the nominees, their proposed term) as director of the Company expires. This table also sets forth the number of shares of Common Stock and the percentage thereof beneficially owned by each director and named executive officer and by all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals as of the Record Date.

                                           DIRECTOR/
                                           EXECUTIVE   EXPIRATION                              PERCENT
                                            OFFICER        OF         AMOUNT AND NATURE OF       OF
                                     AGE   SINCE (1)      TERM       BENEFICIAL OWNERSHIP(2)   CLASS(3)
                                     ------------------------------------------------------------------
NOMINEES:

Joseph Chadwick                       59      1999        2005        461,648 (4)(5)(6)(7)      1.5%
Walter K. Timpson                     79      1964        2005        537,512 (4)(5)(8)         1.8%

CONTINUING DIRECTORS:

Christopher Martin                    45      1984        2003        553,433 (8)(9)(10)        1.8%
Keith H. McLaughlin                   66      1983        2003        297,973 (4)(5)(8)(11)     1.0%
Philip T. Ruegger, Jr.                75      1983        2003        726,897 (4)(5)(8)(12)     2.4%
George T. Hornyak, Jr.                52      1999        2004        827,590 (4)(5)(6)(13)     2.7%
John P. Mulkerin                      64      1987        2004        711,601 (9)(10)           2.3%
Jeffries Shein                        62      1985        2004        920,612 (4)(5)(8)(14)     3.0%

NAMED EXECUTIVE OFFICERS:

Richard Spengler                      40      1983         --          208,206 (9)(10)(15)       *
Ann C. Clancy                         38      1998         --           33,071 (9)(10)           *
Karen Iacullo-Martino                 42      1984         --           94,091 (9)(10)           *

Stock ownership of all directors      --       --          --        5,689,878 (16)            18.1%
and executive officers as a group
(15 persons)

----------

*     Less than 1 percent.

(1)   Includes years of service as a director or executive officer of the Bank.

(2) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting and dispositive powers as to the shares reported as of the Record Date.

(3) Under applicable regulations, a person is deemed to have beneficial ownership of any share of Common Stock that may be acquired within 60 days of April 1, 2002 pursuant to the exercise of outstanding options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such person or group, but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(4) Includes 13,240 shares of unvested restricted stock awarded to each of Messrs. Chadwick, Hornyak, McLaughlin, Ruegger Shein and Timpson under the First Sentinel Bancorp, Inc. Amended and Restated 1998 Stock-Based Incentive Plan ("1998 Incentive Plan"). These shares were granted as part of restricted stock awards under the 1998 Incentive Plan that vest in five equal annual installments, with the first installment having vested on December 16, 1999; provided, however, that only 50% of each annual installment will vest if the performance criteria established by the Compensation Committee of the Board of Directors is not satisfied. Each participant has voting power as to the shares awarded.

                                                  (NOTES CONTINUED ON NEXT PAGE)

(5) Includes 14,205 options to purchase Common Stock granted to each of Messrs. McLaughlin, Ruegger, Shein and Timpson under the First Sentinel Bancorp, Inc. 1996 Omnibus Incentive Plan ("1996 Incentive Plan"), which are currently exercisable. Also includes 49,650 options to purchase Common Stock granted to each of Messrs. Chadwick, Hornyak, McLaughlin, Ruegger, Shein and Timpson under the 1998 Incentive Plan, which are currently exercisable. Excludes 33,100 options granted to each of Messrs. Chadwick, Hornyak, McLaughlin, Ruegger, Shein and Timpson under the 1998 Incentive Plan which have not yet vested. These options were granted as part of option awards under the 1998 Incentive Plan that vest in five equal annual installments, with the first installment having vested on December 16, 1999.

(6) Includes 61,910 and 133,426 options to purchase Common Stock that were granted by Pulse Bancorp, Inc. ("Pulse") to Messrs. Chadwick and Hornyak, respectively, prior to the merger of Pulse with and into First Sentinel. First Sentinel assumed all stock compensation plans of Pulse upon its acquisition of Pulse in December 1998, and each outstanding option to purchase Pulse common stock was exchanged for options to purchase 3.764 shares of First Sentinel Common Stock. All such options are currently exercisable.

(7) Includes 15,488 shares owned by Mr. Chadwick's wife; 52,432 shares owned by his children; 13,399 shares held as custodian for a child; and 30,112 shares held jointly by Mr. Chadwick, his wife and a son.

(8)   Includes 11,850, 45,976, 283,347, 327,729 and 290,761 shares of Common
      Stock awarded to Messrs. Martin, McLaughlin, Ruegger, Shein, and Timpson under the Directors' Deferred Fee Plan. Each participant has voting power as to the shares awarded.

(9)   Includes 41,200, 38,000, 16,800, 4,000 and 8,000 shares of unvested restricted stock awarded to Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino under the 1998 Incentive Plan, respectively. These shares were granted as part of restricted stock awards under the 1998 Incentive Plan that vest in five equal annual installments, with the first installment having vested on December 16, 1999; provided, however, that only 50% of each annual installment will vest if the performance criteria established by the Compensation Committee of the Board of Directors is not satisfied. Each participant has voting power as to the shares awarded. Also includes 40,841, 35,473, 24,133, 3,899 and 22,461 shares held in trust pursuant to the ESOP, which have been allocated to Messrs. Mulkerin, Martin, Spengler and Mss. Clancy and Iacullo-Martino, respectively, as of December 31, 2001. Such persons have sole voting power, but no investment power, except in limited circumstances, as to such shares.

(10) Includes 54,453 and 25,000 options to purchase Common Stock granted to Messrs. Mulkerin and Martin, respectively, and 9,470 options to purchase Common Stock granted to each of Mr. Spengler and Ms. Iacullo-Martino under the 1996 Incentive Plan, which are currently exercisable. Also includes 180,000, 156,000, 52,500, 14,500 and 27,000 options to purchase Common
      Stock granted to each of Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino, respectively, under the 1998 Incentive Plan, which are currently exercisable. Excludes 120,000, 104,000, 35,000, 10,500 and 18,000 options granted to Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino, respectively, under the 1998 Incentive Plan, which have not yet vested. These options were granted as part of option awards under the 1998 Incentive Plan that vest in five equal annual installments with the first installment having vested on December 16, 1999, and the remaining installments vesting on each successive anniversary date; however, so that all awards granted under the 1998 Incentive Plan fully vest on the same date, 5,000 of Ms. Clancy's options, which were granted on March 22, 2000, vest in four equal annual installments with the first installment having vested on December 16, 2000, and the remaining installments vesting on each successive anniversary date.

(11)  Includes 9,325 shares owned by Mr. McLaughlin's wife.

(12)  Includes 135,944 shares owned by Mr. Ruegger's wife.

(13)  Includes 13,233 shares held as custodian for Mr. Hornyak's children.

(14) Includes 76,716 shares held in five trust accounts over which Mr. Shein, as trustee, has shared voting power. Also includes 26,672 shares owned by Mr. Shein's wife.

(15)  Includes 1,142 shares held in the name of Mr. Spengler's minor child.

(16) Includes 208,640 shares of unvested restricted stock awarded under the 1998 Incentive Plan. Includes options to acquire 1,165,172 shares of Common Stock granted pursuant to various option plans that are currently exercisable or will become exercisable within 60 days of the Record Date. Excludes 536,819 options granted under the 1998 Incentive Plan, which are not currently exercisable.

BIOGRAPHICAL INFORMATION

      DIRECTORS

      JOHN P. MULKERIN is the President and Chief Executive Officer and a member of the Board of Directors of both the Company and the Bank. Mr. Mulkerin joined the Bank in 1987 as Executive Vice President, Chief Operating Officer and Corporate Secretary. He was named General Counsel of the Bank in 1993 and became the President and Chief Executive Officer in 1996. Mr. Mulkerin also serves as President and director of FSB Financial LLC and 1000 Woodbridge Center Drive, Inc., two wholly-owned subsidiaries of the Bank. Mr. Mulkerin is also a member of the Board of Directors of Middlesex Water Company, Raritan Bay Medical Center and Daytop Village Foundation. He also serves as Chairman of the Middlesex County College Foundation.

      CHRISTOPHER MARTIN is the Executive Vice President and Chief Operating Officer of both the Company and the Bank. He also serves as a member of both Boards of Directors. He joined the Bank in 1984 and served as Controller until 1989, when he was named Senior Vice President and Chief Financial Officer. He was named Executive Vice President in 1994. In 1996, he was named the Chief Operating Officer and elected to the Board of Directors of the Company and the Bank. Mr. Martin is also the Executive Vice President, Treasurer and a director of FSB Financial LLC, and serves as the Executive Vice President and director of 1000 Woodbridge Center Drive, Inc.

      JOSEPH CHADWICK, a former director of Pulse, joined the Board of First Sentinel in 1999 following the merger of Pulse with and into the Company. Mr. Chadwick is President of Thomas and Chadwick/Riverside Supply Company, a retailer of building supplies. He has held this position since 1971.

      GEORGE T. HORNYAK, JR. also joined the Board of First Sentinel in 1999 following the merger of Pulse with and into the Company. Mr. Hornyak had been the President and Chief Executive Officer of Pulse since 1989 and was a director of Pulse. He also serves as a director of Mercer Mutual Insurance Company.

      KEITH H. MCLAUGHLIN joined the Board of First Savings in 1983. Until his retirement in 2001, Mr. McLaughlin served as the President and Chief Executive Officer of Raritan Bay Medical Center, which operates acute care hospitals in Perth Amboy and Old Bridge, New Jersey. Mr. McLaughlin also serves as a director of Medical Liability Insurance Company and QualCare, Inc.

      PHILIP T. RUEGGER, JR. joined the Board of First Savings in 1983. He was named Chairman of the Bank's Board of Directors and Chairman of First Sentinel's Board of Directors in May 2000. Mr. Ruegger is currently, and has been, an independent investor for the last six years. For more than 20 years, he was President of Northwest Construction Co., a real estate construction and management firm. Mr. Ruegger served as director of the National Bank of New Jersey, a commercial bank, from 1968 through 1981.

      JEFFRIES SHEIN joined the Board of First Savings in 1985. He has been a principal with JGT Management Co., LLC, a commercial real estate brokerage firm since 1972. Mr. Shein serves on the Board of Directors of Middlesex Water Company and Raritan Bay Medical Center.

      WALTER K. TIMPSON joined the Board of First Savings in 1964 and served as Chairman of the Bank's Board of Directors and Chairman of First Sentinel's Board of Directors from June 1996 until May 2000. Mr. Timpson has operated a real estate appraisal firm in Metuchen, New Jersey, for over forty years.

      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      RICHARD SPENGLER serves as Executive Vice President and Chief Lending Officer of the Bank. Mr. Spengler joined the Bank in 1983 as a loan originator. He was appointed Vice President of Mortgage Operations in 1991. In January 1995, Mr. Spengler was named Senior Vice President-Chief Lending Officer. He was promoted to his current position in April 1999. Mr. Spengler also serves as a director of 1000 Woodbridge Center Drive, Inc., a subsidiary of the Bank.

      JOHN F. CERULO, JR. is Senior Vice President-Retail Banking, a position he has held since joining the Bank in 1988. Prior to joining First Savings, Mr. Cerulo worked for another savings institution for 16 years as a Branch Administrator.

      ANN C. CLANCY serves as Senior Vice President, General Counsel and Corporate Secretary of the Bank. She also serves as the Company's Corporate Secretary and Investor Relations Officer. Ms. Clancy joined the Bank in 1998 as Vice President and General Counsel. She was named Senior Vice President, General Counsel and Corporate Secretary in April 1999. In January 2002, Ms. Clancy was named Corporate Secretary of the Company. Prior to joining the Bank, Ms. Clancy was an attorney with a Washington, D.C. law firm for 10 years.

      KAREN IACULLO-MARTINO is Senior Vice President and Auditor for the Bank, a position she has held since 1990. Ms. Iacullo-Martino has also served as the Bank's Compliance and Security Officer since 1987. She joined the Bank in 1984.

      THOMAS M. LYONS is Senior Vice President and Chief Financial Officer for both the Company and the Bank. Mr. Lyons joined the Bank in September 1999 as Vice President and Chief Accounting Officer. He was named Senior Vice President and Chief Financial Officer of the Bank in April 2001 and appointed to the same position at the Company in January 2002. From 1995 until 1999, he was Vice President and Controller of Prestige Financial Corp., a financial institution holding company, and in 1999, was Vice President and Controller of United National Bancorp, a financial institution holding company.

      MARYANNE M. GUENTHER serves as Senior Vice President-Marketing Director and CRA Officer. Ms. Guenther joined the Bank in 1982. She was appointed Assistant Vice President in 1985 and Vice President in April 1998. In January 1990, she was named CRA Officer. Ms. Guenther was promoted to her current position in April 2000.

      RICHARD P. ST. GEORGE is Senior Vice President, responsible for Information Technology and Systems. He joined the Bank's Management Information Division in 1988. He was appointed Vice President in 1989 and Senior Vice President in 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of Maryanne M. Guenther, an officer, who due to an oversight, did not report one gift transaction on a timely basis. A late report was filed for this transaction.

BOARD AND COMMITTEE MEETINGS

      The Board of Directors of the Company held 13 regular and special meetings in 2001. The Board of Directors of the Bank also held 13 regular and special meetings in 2001. The Boards of Directors of the Company and the Bank jointly maintain standing Audit, Compensation and Nominating Committees. No director of the Company attended fewer than seventy-five percent (75%) in the aggregate of the total number of the Board meetings held and the total number of committee meetings on which such director served during 2001.

AUDIT COMMITTEE

      The joint Audit Committee of the Company and the Bank is comprised of Messrs. McLaughlin (Chairman), Chadwick, Ruegger and Shein, each of whom is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which has been previously filed with the SEC. Under the guidance of this charter, the Audit Committee is responsible for overseeing First Sentinel's financial reporting process and internal control functions on behalf of the Board of Directors. Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with Generally Accepted Auditing Standards. The Audit Committee has the responsibility to monitor and oversee these processes. This committee is also responsible for reviewing and reporting to the Board of Directors on the Company's financial condition and reviewing the audit reports of the Company from its internal and independent auditors. The Audit Committee met five times during 2001. Set forth below is the report of the Audit Committee.

AUDIT COMMITTEE REPORT

      The following Report of our Audit Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed incorporated by reference to any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that First Sentinel specifically incorporates this information by reference, and otherwise shall not be deemed "soliciting material" filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2001, with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including:

      o The independent auditor's responsibility under Generally Accepted Auditing Standards adopted in the United States;

      o Any significant accounting policies either newly adopted or modified;

      o Any significant management judgments and estimates included in the underlying financial statements;

      o     Any significant audit adjustments proposed in their examination;

      o Any other information in documents containing the audited financial statements;

      o     Any disagreements with management;

      o     Any difficulties encountered in performing the examination; and

      o     Quality of accounting principles.

      The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the review and discussions with the Company's auditors as noted above, the Audit Committee recommended to the Board of Directors that the financial statements for the fiscal year ended December 31, 2001, be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                 AUDIT COMMITTEE OF FIRST SENTINEL BANCORP, INC.

            Keith H. McLaughlin, (Chairman)     Philip T. Ruegger, Jr.

            Joseph Chadwick                     Jeffries Shein

COMPENSATION COMMITTEE

      The Compensation Committee currently consists of Messrs. Timpson (Chairman), Hornyak, Ruegger and Shein. The Compensation Committee meets at least annually to review the performance and remuneration of the officers and employees of the Bank. The Committee reviews and approves all compensation programs to be implemented by the Bank and the Company. The Compensation Committee met two times in 2001.

NOMINATING COMMITTEE

      The Nominating Committee for the 2002 Annual Meeting consists of Messrs. Hornyak, McLaughlin, Ruegger and Shein. The Nominating Committee recommends candidates for election to the Board of Directors. The Nominating Committee met once during the fiscal year ended December 31, 2001. Nominations by stockholders for the election of directors must comply with certain procedural and informational requirements set forth in the Company's bylaws. See "ADDITIONAL INFORMATION--Notice of Business to Be Conducted at an Annual Meeting."

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company received an annual retainer of $2,000 and a special meeting attendance fee of $1,000 during 2001. Directors of the Bank received a monthly retainer of $1,950. Outside directors of the Bank received $850 for each Board meeting attended and $350 for each committee meeting attended.

      DIRECTORS' DEFERRED FEE PLAN. The Bank maintains the First Savings Bank Deferred Fee Plan ("Deferred Fee Plan"). Under the Deferred Fee Plan, the Directors may elect to defer all or part of their fees and have them credited to a deferred money account established under the Deferred Fee Plan. At the end of each fiscal quarter, the amount credited to the deferred money account will be converted into shares of Common Stock according to the stock price at the time and credited to a stock account. The balance credited to the stock account will be adjusted to reflect stock dividends or splits, and cash dividends will be credited to the deferred money account or the stock account, pursuant to the participant's election. The balance credited to the deferred money account will be credited with interest equal to the interest that would have been paid if such amounts were deposited in a 6-month certificate of deposit at the Bank. The Bank will distribute a participant's account not earlier than the time a participant ceases to be a director, retires or attains age 65 (or some other age specifically elected by the director), unless the Bank determines it serves its best interests or the best interests of the director to disburse these funds at an earlier date. The participant may elect to receive his stock account either in stock or cash. The Deferred Fee Plan replaces the Agreement for Deferment of Directors' Fees and the First Savings Bank, SLA 1992 Deferred Fee Stock Unit Plan previously in effect.

      RETIREMENT PLAN. First Savings also maintains the First Savings Bank Non-employee Director Retirement Plan ("Directors' Retirement Plan"), a nonqualified, unfunded retirement plan for directors who are not employees, have served as a director for five (5) continuous years, and who retire from the Board of Directors at or after the age of 55. Benefits, in general, are either equal to all or a portion of the annual retainer received by a Board member at the time of retirement, depending upon the director's age and length of service at retirement. A participant in the Directors' Retirement Plan who retires at or after the age of 70 or at or after the age of 55 with 10 years of continuous service will receive the maximum benefit. Benefits are paid monthly, commencing in the month following the participant's retirement from the Board and ending in the month following the participant's death.

      In the event of a change in control, as defined in the Directors' Retirement Plan, however, each participant's benefit may be increased or accelerated. Each participant who would not otherwise have satisfied the minimum requirements will be treated as meeting such requirements and will receive the minimum benefit. Each participant who has not yet received his full benefit may choose to receive a lump sum payment in lieu of installments. Each participant who is collecting his benefit may choose to receive the remainder of his benefit in a lump sum payment in lieu of installments.

EXECUTIVE COMPENSATION

      The following Report of our Compensation Committee and the stock performance graph is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report and the stock performance graph shall not be deemed incorporated by reference to any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that First Sentinel specifically incorporates this information by reference, and otherwise shall not be deemed "soliciting material" filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

COMPENSATION COMMITTEE REPORT

      GENERAL. In accordance with the rules of the SEC, the Compensation Committee of the Board of Directors (the "Committee") presents the following information regarding the compensation and benefit arrangements for the Company's President and Chief Executive Officer and the other executive officers of the Company, including those who are "Named Executive Officers" as defined elsewhere herein.

      The Committee establishes and administers the executive compensation programs of First Sentinel and First Savings. The Committee currently consists of four non-employee members of the Board of Directors, Messrs. Timpson (Chairman), Hornyak, Ruegger, and Shein.

      The Committee normally meets twice a year to review current compensation levels and the overall structure of compensation and benefits for all executive officers, including the Named Executive Officers who appear in the Summary Compensation Table, in relation to industry practices. The Committee uses published peer group information to determine or compare formal salary ranges and individual salary adjustments, as well as modifications to the structure of specific compensation and benefit arrangements. The Committee also uses industry peer group information to compare Company and individual performance results and to approve specific performance goals and earned incentive awards under the Bank's Annual Incentive Plan.

      The Committee generally seeks to provide competitive executive compensation packages with financial reward opportunities tied to performance. As a result, the Committee structures the executive compensation programs in a manner intended to generate total individual compensation levels approximating market average when financial results are comparable to average performance in the regional savings industry. The Committee also designs the overall executive compensation program to allow for increases or decreases in compensation based on varying levels of performance. The Committee measures performance primarily based on return on equity and First Sentinel's success in maintaining capital strength while achieving strategic growth in target markets.

      The basic elements of the executive compensation program include base salary, annual incentives, long-term equity-based incentives, and certain other benefit arrangements, such as retirement programs.

      BASE SALARY. The Compensation Committee reviews the base salary of executive officers on an annual basis. As part of its review, the Committee considers information prepared by outside compensation consultants on practices of a peer group of comparably sized savings banks in the same geographic area. A compensation study furnished by a nationally recognized compensation consulting firm in a prior year indicated that First Sentinel's base salary levels for executive officers fell below median levels for its peer group. As a result, base salary increases for 2001 were designed both to reflect individual performance and raise general executive salary levels closer to median compensation levels for the peer group. The Committee determines annual salaries of executive officers relative to the ranges of salaries reflected in the peer group analysis, together with a subjective assessment of each executive officer's knowledge, experience and contribution to First Sentinel's performance.

      ANNUAL INCENTIVE PLAN. The Annual Incentive Program provides senior officers of First Savings an opportunity to earn additional compensation upon the achievement of predetermined goals, including annual return on equity. The performance goals are structured with a target level that the Committee determines using the same methodology used to determine base salary for the coming year. Industry data is gathered through a peer group analysis and published surveys of compensation in the banking industry that correspond to the peer group and surveys used to assist with salary determinations. Individual awards are determined by measuring an executive's performance relative to the achievement of the goals of First Savings and First Sentinel, as well as the executive's individual goals for that year. If the minimum goals under the program are not met, no bonuses will be awarded.

      EQUITY-BASED COMPENSATION. First Sentinel maintains the 1998 Incentive Plan under which executive officers may receive awards of common stock and grants of options to purchase Common Stock. The Committee believes that stock ownership by the executive officers provides a significant incentive in building stockholder value by further aligning the interests of management with stockholders. The value of this component of compensation increases as the Common Stock appreciates in value. The Committee considers both outstanding and newly awarded equity-based incentives in determining annual compensation.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed in this report, including surveys, the overall qualitative performance of the Chief Executive Officer in managing First Sentinel and First Savings during fiscal 2001, and the capital strength of First Sentinel and its return on equity, the Committee increased Mr. Mulkerin's base salary by 8.8% to $370,000. In addition to base salary, Mr. Mulkerin received a cash bonus of $127,500 under the Annual Incentive Plan due to the attainment of target performance levels and the Committee's evaluation of Mr. Mulkerin's overall contribution toward this achievement.

             COMPENSATION COMMITTEE OF FIRST SENTINEL BANCORP, INC.

             Walter K. Timpson, (Chairman)           Philip T. Ruegger, Jr.

             George T. Hornyak, Jr.                  Jeffries Shein

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During 2001, the Committee consisted of Messrs. Timpson, Hornyak, McLaughlin, Ruegger and Shein. There were no interlocks, as defined under the rules and regulations of the SEC, between members of the Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise. See "Transactions with Certain Related Persons," below.

      STOCK PERFORMANCE GRAPH. Pursuant to the regulations of the SEC, the graph below compares the performance of the Common Stock of First Sentinel Bancorp, Inc. with that of the total return for the S&P 500 Index, the Nasdaq-Total US Index and the SNL Thrift Index (as reported by SNL Financial LC). The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those listed below. The index level was set to $100 on December 31, 1996. The Company's performance includes the performance of its predecessor, First Savings, as adjusted to reflect the exchange of 3.9133 shares of Company Common Stock for each share of the Bank's common stock in connection with the 1998 Conversion and Reorganization of the Bank.

                       COMPARATIVE FIVE-YEAR TOTAL RETURNS

                          FIRST SENTINEL BANCORP, INC.,
          THE NASDAQ STOCK MARKET, THE SNL THRIFT INDEX AND THE S&P 500
                      DECEMBER 31, 1996 - DECEMBER 31, 2001





                              [PERFORMANCE GRAPH]






                                                                     PERIOD ENDING
                                     ----------------------------------------------------------------------
         INDEX                         12/31/96     12/31/97    12/31/98    12/31/99    12/31/00  12/31/01
-----------------------------------------------------------------------------------------------------------
  First Sentinel Bancorp, Inc.          100.00       346.70      205.56      206.57      312.89    349.46
  NASDAQ - Total US                     100.00       122.48      172.68      320.89      193.01    153.15
  S&P 500                               100.00       133.37      171.44      207.52      188.62    166.22
  SNL Thrift Index                      100.00       170.16      149.66      122.25      195.21    208.65

THERE CAN BE NO ASSURANCE THAT FUTURE STOCK PERFORMANCE WILL CONTINUE WITH THE SAME OR SIMILAR TRENDS AS THOSE DEPICTED IN THE GRAPH ABOVE.

      SUMMARY COMPENSATION TABLE. The following table sets forth certain information as to the total remuneration paid by the Company to the Chief Executive Officer and the four other most highly compensated executive officers according to salary and bonus during the year ended December 31, 2001 (the "Named Executive Officers"). In addition, the table sets forth information regarding total remuneration for the years ended December 31, 2000 and 1999.

                                             ANNUAL COMPENSATION            LONG-TERM COMPENSATION(4)
                                           ------------------------    ------------------------------------
                                                                            AWARDS
                                                                       ------------------
                                   FISCAL                                 SECURITIES
                                    YEAR                                  UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITIONS       ENDED   SALARY (1)(2)   BONUS(3)    OPTIONS/SARS(#)(5)   COMPENSATION(6)
----------------------------       -----   ------------    --------    ------------------   ---------------
John P. Mulkerin                    2001     $363,400      $127,500             --             $60,059
President and Chief Executive       2000      340,400       118,125             --              54,196
Officer                             1999      309,000       107,250             --              37,110

Christopher Martin                  2001     $298,400      $103,125             --              49,248
Executive Vice President and        2000      275,400        93,750             --              44,406
Chief Operating Officer             1999      249,200        84,825                             29,830

Richard Spengler                    2001     $150,000       $32,060             --              27,794
Executive Vice President and        2000      142,000        31,950             --              26,484
Chief Lending Officer               1999      130,000        29,250             --              18,073

Ann C. Clancy                       2001     $143,000       $25,025             --              22,061
Senior Vice President, General      2000      134,000        23,450          5,000              25,144
Counsel and Corporate Secretary     1999      125,000        21,875             --                  --

Karen Iacullo-Martino               2001     $107,000       $17,790             --              20,012
Senior Vice President,              2000      102,000        17,850             --              19,139
Audit and Compliance                1999       95,000        16,625             --              13,208

----------
(1) Includes directors' fees paid to Mr. Mulkerin and Mr. Martin in 2001, 2000 and 1999.

(2) Includes amounts of salary deferred pursuant to the Incentive Savings Plan for Employees of First Savings Bank (401(k)) and payroll deductions under the Bank's health insurance plan.

(3) Includes bonuses granted pursuant to First Savings' Annual Incentive Plan. Under this plan, bonuses are awarded by the Compensation Committee of the Board of Directors based upon achieving certain predetermined performance levels and other identifiable goals.

(4) For 2001, there were no: (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; nor (e) preferential discounts on stock. There were also no restricted stock awards, and the Company does not maintain a long-term incentive plan.

(5) For a discussion of options and stock appreciation rights ("SARs") granted under the 1998 Incentive Plan, see the Fiscal Year-End Option/SAR Values table.

(6)   Includes $2,625, $2,625, $1,990, $1,769 and $1,605, contributed by First
      Savings in 2001 to the accounts of Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino, respectively, under the Incentive Savings Plan for Employees of First Savings Bank (401(k)). Also includes $29,245, $29,245, $25,804, $20,292 and $18,407, contributed by First
      Savings pursuant to First Savings' ESOP in 2001 allocated for the benefit of Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino, respectively. Also includes $28,189 and $17,378 contributed by First Savings in 2001 to the accounts of Messrs. Mulkerin and Martin, respectively, under the Bank's Supplemental Executive Retirement Plan II established in 1998.

      EMPLOYMENT AGREEMENTS. First Sentinel and First Savings have entered into employment agreements (collectively, the "Employment Agreements") with Messrs. Mulkerin and Martin (the "Executives"), effective as of November 15, 2000. The Employment Agreements are intended to ensure that First Sentinel and First Savings will be able to maintain a stable and competent management base. The Employment Agreements provide for a three-year term for the Executives. Commencing on the effective date, the term of each Employment Agreement is automatically extended for one day each day, such that the remaining term is always three years, unless and until either the Board of Directors of First Sentinel or First Savings or the Executive provides written notice to the other party of an intention not to extend the term, at which time the remaining term will be fixed at three years from the date of the written notice. The Employment Agreements provide that First Sentinel and First Savings will pay aggregate base salaries at current annual rates of $370,000 to Mr. Mulkerin and $300,000 to Mr. Martin. The base salaries will be reviewed at least annually by the Boards of Directors of First Sentinel and First Savings. In addition to the base salary, the Employment Agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

      The Employment Agreements provide for termination by First Sentinel or First Savings for cause, as defined in the agreements, at any time. In the event First Sentinel or First Savings chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from First Sentinel and First Savings upon: (i) failure to re-elect the Executive to his current offices or board seats; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of First Sentinel or First Savings; (v) notice to the Executive by First Sentinel or First Savings of nonrenewal of the term of employment; (vi) material reduction in the benefits to the Executive which is not general in nature and applicable on a nondiscriminatory basis; or (vii) a breach of the agreement by First Sentinel or First Savings, the Executive or, in the event of death, his beneficiary, is entitled to receive the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to, and benefits that he would have accrued under, any employee benefit plans of First Sentinel or First Savings during the remaining term of the agreement. First Sentinel and First Savings would also continue, and pay for, the Executive's life, health and disability coverage for the remaining term of the Employment Agreements. Upon attainment of age 65, however, Mr. Mulkerin will not be entitled to the payments and benefits above.

      Under the Employment Agreements, if voluntary or involuntary termination follows a "change in control" of First Sentinel or First Savings, as defined in the Employment Agreements, the Executive or, in the event of death, his beneficiary, will be entitled to a payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) a severance payment equal to three times the average of the three preceding taxable years' compensation. First Sentinel and First Savings would also continue the Executive's life, health, and disability coverage for 36 months. Payments made to the Executive under the Employment Agreements upon a change in control may constitute "excess parachute payments" as defined under section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), which may result in the imposition of an excise tax on the Executive and the denial of federal income tax deductions for such excess amounts for First Sentinel or First Savings. Under the Employment Agreements, First Sentinel or First Savings will indemnify the Executive for such excise taxes and any additional income, employment and excise taxes imposed as a result of such indemnification.

      Payments to the Executives under First Savings' Employment Agreements are guaranteed by First Sentinel in the event that payments or benefits are not paid by First Savings. Payments under First Sentinel's Employment Agreements will be made by First Sentinel. Payments or benefits arising out of similar provisions from the First Sentinel and First Savings Employment Agreements will be counted only once for each Executive. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements will be paid by First Savings or First Sentinel, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that First Sentinel and First Savings indemnify the Executive to the fullest extent allowable under Delaware and New Jersey law, respectively.

      CHANGE IN CONTROL AGREEMENTS. First Savings has also entered into Change in Control Agreements ("CIC Agreements") with Messrs. Richard Spengler, John F. Cerulo, Jr., Richard P. St. George and Thomas Lyons, and Mss. Ann C. Clancy, Karen Iacullo-Martino and Maryanne Guenther. Such agreements have specified severance terms of three years. Commencing on the effective date, the term of each three-year CIC Agreement is automatically extended for one day each day, such that the remaining term is always the severance term, unless and until either the Board of Directors of First Savings or the officer provides written notice to the other party of an intention not to extend the term, at which time the remaining term will be fixed at the severance term from the date of the written notice. The CIC Agreements provide that in the event voluntary or involuntary termination (other than termination for cause, as defined in the CIC Agreements) follows a change in control of First Savings or First Sentinel, the officer is entitled to receive a severance payment equal to three times the officer's average annual compensation for the three years preceding termination. Annual compensation will include base salary and any other taxable income paid by First Sentinel or First Savings, including bonus, retirement benefits, director or committee fees and fringe benefits, as well as contributions made to, or benefits accrued under, any employee benefit plan. First Sentinel and First Savings will also continue, and pay for, the officer's life, health and disability coverage for the severance term. Payments to the officer under First Savings' CIC Agreements will be guaranteed by First Sentinel in the event that payments or benefits are not paid by First Savings. Such payments will be capped at an amount $1 less than three times the officer's "base amount," as defined in section 280G of the Code, unless such amount, after employment and income taxes are imposed, is less than the severance payment amount, after any excise taxes and employment and income taxes are imposed.

      All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the CIC Agreements will be paid by First Savings, which payments are guaranteed by First Sentinel, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The CIC Agreements also provide that First Savings indemnify the Executive to the fullest extent allowable under New Jersey law.

      OPTION PLANS. The Company maintains the 1998 Incentive Plan and the 1996 Incentive Plan, which provide discretionary awards to directors, officers and employees of the Bank as determined by the Compensation Committee.

      The following table shows options exercised by the Named Executive Officers during 2001, including the aggregate value of gains on the date of exercise. In addition, the table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

                               SHARES                           NUMBER OF SECURITIES
                              ACQUIRED                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                 ON           VALUE               OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS AT
          NAME                EXERCISE      REALIZED             DECEMBER 31, 2001            DECEMBER 31, 2001(1)
          ----                --------      --------        ----------------------------  ----------------------------
                                                            EXERCISABLE    UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
                                                            -----------    -------------  -----------    -------------
John P. Mulkerin                   --              --         234,453         120,000      $1,109,519      $  422,400

Christopher Martin             29,453      $  218,247         181,000         104,000      $  767,620      $  366,080

Richard Spengler                   --              --          61,970          35,000      $  267,568      $  123,200

Ann C. Clancy                      --              --          14,500          10,500      $   51,040      $   36,960

Karen Iacullo-Martino              --              --          36,470          18,000      $  177,808      $   63,360

----------
(1) The value of the in-the-money options represents the difference between the fair market value of the Common Stock of $12.52 per share as of December 31, 2001 and the exercise price per share of the options. All options granted under the 1996 Incentive Plan had an exercise price of $3.78 per share, and all options granted under the 1998 Incentive Plan had an exercise price of $9.00 per share.

      PENSION PLAN. First Savings is a participant in the Financial Institutions Retirement Fund, a multi-employer defined benefit plan (the "Pension Plan"). All employees age 21 or older who have completed one year of service are eligible to participate in this Pension Plan. Retirement benefits are based upon a formula utilizing years of service and average compensation. Participants are vested 100% upon the completion of five years of service.

      The Financial Institutions Retirement Fund does not segregate its assets, liabilities or costs by participating employer. Therefore, disclosure of the accumulated benefit obligations, plan assets and the components of annual pension expense attributable to First Savings cannot be ascertained.

              ESTIMATED ANNUAL RETIREMENT BENEFIT PAYABLE AT AGE 65
        TEN YEAR CERTAIN AND LIFE ANNUITY TO AN EMPLOYEE RETIRING IN 2001
        -----------------------------------------------------------------

                                             YEARS OF BENEFIT SERVICE (1)
                   -------------------------------------------------------------------------------
HIGH-5 AVERAGE
COMPENSATION(2)        10            15            20            25            30            35
---------------    ---------      --------      --------      --------      --------      --------
  $ 50,000         $ 10,000      $ 15,000      $ 20,000      $ 25,000      $ 25,000      $ 25,000

    75,000           15,000        22,500        30,000        37,500        37,500        37,500

   100,000           20,000        30,000        40,000        50,000        50,000        50,000

   150,000           30,000        45,000        60,000        75,000        75,000        75,000

   170,000           34,000        51,000        68,000        85,000        85,000        85,000

   200,000(3)        40,000        60,000        80,000       100,000       100,000       100,000

   225,000(3)        45,000        67,500        90,000       112,500       112,500       112,500

                                                            (NOTES ON NEXT PAGE)

----------

(1) As of December 31, 2001, John P. Mulkerin, Christopher Martin, Richard Spengler, Ann C. Clancy and Karen Iacullo-Martino had 14 years, 17 years, 18 years, 2 years and 17 years of credited service, respectively.

(2) The compensation utilized for formula purposes includes salary amounts listed under "Summary Compensation Table" minus any salary amounts attributed to directors' fees. The average covered compensation under the Pension Plan for Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino as of December 31, 2001, was $164,000, $164,000, $128,400, $137,444 and $96,700, respectively. The Pension Plan does not provide a deduction for Social Security benefits and there are no other offsets to benefits. The average covered compensation is the average of the five consecutive years of highest earnings.

(3) Under section 401(a)(17) of the Code, a participant's annual compensation in excess of $150,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining average annual compensation. For plan years 1997 through 1999, the limit increased to $160,000. For plan years 2000 and 2001, the limit increased to $170,000, effectively limiting high 5-year average compensation to $164,000 as of December 31, 2001. However, benefits are not reduced below the level of benefits accrued as of December 31, 1993. Under applicable law, the maximum annual benefit for a Ten Year Certain and Life Annuity is $133,080 for 2001.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Effective as of January 1, 1994, the Board of Directors revised a previously existing plan entitled the Retirement Benefit Maintenance Plan (the "Maintenance Plan") and restated it as the First Savings Bank Supplemental Executive Retirement Plan ("SERP"). The SERP is a nonqualified employee benefit plan that provides a post-employment supplemental retirement benefit for certain participants designated by the Board of Directors of First Savings. A participant's benefit under the SERP is equal to (i) the excess of (A) seventy-five percent (75%) of the participant's base salary payments during the twelve consecutive months in which he received the greatest amount of such payments, over (B) the amount of the participant's "Pension Plan Annual Benefit" and "Primary Social Security Benefit," as defined in the SERP, reduced by (ii) four percent (4%) for each year of benefit service less than twenty-five (25). Generally, if a participant retires at or after he attains the age of 65, his benefit would not be subject to any reduction based on years of benefit service. If a participant elects early payment of his benefit, unless he has attained age 60 and accrued 25 years of benefit service, his benefit would be reduced according to actuarial considerations. Upon a change in control, as defined in the SERP, a participant's benefit would not be subject to any reduction based on years of benefit service or early payment. The current estimated annual benefits payable at age 65 for Messrs. Mulkerin and Martin, the only participants in the SERP, are $118,224 and $85,310 respectively.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II. On November 15, 2000, the Bank's Board of Directors approved the Amended and Restated First Savings Bank Supplemental Executive Retirement Plan II ("SERP II"). Anyone who participates in the ESOP or the Incentive Savings Plan for Employees of First Savings Bank ("Incentive Savings Plan") is eligible for selection as a participant in the SERP II. Participants in the SERP II are determined by the Bank's Board of Directors from a select group of management or highly compensated employees. Generally, the SERP II provides a participant the benefits that he would have received under the ESOP and the Incentive Savings Plan if certain Code benefit limitations did not apply to the ESOP or the Incentive Savings Plan. The participant also would receive any benefits he would have received under the ESOP had he remained in service throughout the term of the ESOP loan and all unallocated shares in the ESOP that were acquired by an ESOP loan were allocated to ESOP participants. Vesting under the SERP II is subject to a five-year graded vesting schedule. Upon a change in control, as defined in the SERP II, however, the participant's benefits representing his portion of the unallocated ESOP shares would immediately vest.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to its officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features, except that the Bank offers loans to directors and executive officers on terms not available to the public, but available to full-time employees, as permitted under federal regulations. Any loan to a director or executive officer must be approved by the disinterested members of the Loan Committee.

--------------------------------------------------------------------------------

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

      The Company's independent auditors for the fiscal year ended December 31, 2001 were KPMG LLP. In fulfilling its responsibilities, the Audit Committee recommended to the Board of Directors the selection of the Company's independent accountants, KPMG LLP. Accordingly, the Company's Board of Directors has re-appointed KPMG LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2002, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

AUDIT FEES

      For the fiscal year ended December 31, 2001, KPMG LLP billed the Company an aggregate of $137,500 for professional services rendered for the audit of the Company's financial statements for such period and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during such period.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      For the fiscal year ended December 31, 2001, no fees were billed by or paid to KPMG LLP for directly or indirectly operating or supervising the operation of the Company's information system or managing the Company's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

      For the fiscal year ended December 31, 2001, KPMG LLP billed the Company an aggregate of $66,000 for all other services not described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," which services consisted of tax preparation and consultation.

      The Audit Committee considered the provision of the services covered under the captions "All Other Fees" and "Financial Information Systems Design and Implementation Fees" and found them to be compatible with maintaining KPMG's independence.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

      To be included in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2003, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the attached Notice of Annual Meeting of Stockholders, not later than December 23, 2002. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders or to nominate any person for election to our Board of Directors. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to any annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

      The SEC recently adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address ("householding"). Householding may provide greater convenience to shareholders and save the Company money by reducing excess printing and mailing costs. Due to state law requirements, however, the Company has not chosen to adopt householding for mailings to the Company's registered holders for this year. If, however, you hold shares in street name (i.e., through a broker or banker), your broker, banker or an agent thereof may choose to household mailings of the Company's proxy statement and annual report.

      If you are the beneficial owner, but not the recordholder, of Company stock at a shared address to which a single copy of both the proxy statement and annual report have been delivered, and you wish to receive a separate copy of this proxy statement and the annual report, you must submit a written request to the Secretary, First Sentinel Bancorp, Inc., 1000 Woodbridge Center Drive, Woodbridge, New Jersey 07095.

      A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRST SENTINEL BANCORP, INC., 1000 WOODBRIDGE CENTER DRIVE, WOODBRIDGE, NEW JERSEY 07095. THE FORM 10-K IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE AT
WWW.FIRSTSENTINELBANCORP.COM.

                                        By Order of the Board of Directors


                                        /s/ Ann C. Clancy

                                        Ann C. Clancy
                                        SECRETARY

Woodbridge, New Jersey
April 22, 2002

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

|X| PLEASE MARK VOTES                                     REVOCABLE PROXY
    AS IN THIS EXAMPLE                              FIRST SENTINEL BANCORP, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

      The undersigned appoints Messrs. Christopher Martin, Keith H. McLaughlin and John P. Mulkerin, or any of them, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey, on May 21, 2002, at 10:00 a.m. and at any and all adjournments thereof:

                                                  For   With-   For All
                                                        hold    Except

1.    The election as directors of all nominees   |_|   |_|      |_|
      listed (except as marked to the contrary below):

           Joseph Chadwick              Walter K. Timpson

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

2. The ratification of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2002.

                      For        Against        Abstain
                      |_|          |_|            |_|

     PLEASE CHECK BOX IF YOU PLAN TO --------> |_|
     ATTEND THE ANNUAL MEETING

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

      This Proxy is revocable and will be voted as directed, but if no instructions are specified, this Proxy will be voted FOR the nominees listed in Proposal I and FOR Proposal II. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this Proxy will be voted by those named in this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 22, 2002.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                              ----------------------------------
Please be sure to sign and date               Date
 this Proxy in the box below.
--------------------------------------------------------------------------------



Stockholder sign above                  Co-holder (if any) sign
--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                          FIRST SENTINEL BANCORP, INC.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

[First Savings Bank Letterhead]

                                                       April 22, 2002

Dear Stock Award Recipient:

      The First Sentinel Bancorp, Inc. (the "Company") Amended and Restated 1998 Stock-Based Incentive Plan, (the "Incentive Plan") holds 662,015 shares of common stock ("Common Stock") for the benefit of participants in the Incentive Plan. As a participant in the Incentive Plan, you may direct the voting of the shares of restricted Common Stock that have been awarded to you.

      On behalf of the Board of Directors, enclosed is a blue voting authorization form provided for the purpose of conveying your voting instructions to the Compensation Committee of the Board of Directors, the trustee for the Incentive Plan (the "Incentive Plan Trustee"). Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on May 21, 2002.

      As of the Record Date, April 1, 2002, 230,240 shares of Common Stock had been awarded to participants in the Incentive Plan, but had not yet vested. The Incentive Plan Trustee will vote those shares held in the Incentive Plan Trust in accordance with instructions of the participants.

      At this time, in order to direct the voting of Common Stock awarded to you under the Incentive Plan, you must complete and sign the enclosed blue vote authorization form and return it to Human Resources no later than May 14, 2002. The Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Common Stock held in the Incentive Plan Trust.

      It is possible, although very unlikely, that matters other than those specified on the attached vote authorization form will be presented for a stockholder vote at the Annual Meeting. It may not be possible to solicit your specific voting instructions on such proposals. By signing the vote authorization form, you will authorize the Incentive Plan Trustee to vote on these matters in its discretion.

                                        Sincerely,

                                        /s/ John P. Mulkerin

                                        John P. Mulkerin
                                        President and Chief Executive Officer

Name:____________________________
Shares:___________________________

                             VOTE AUTHORIZATION FORM

      I understand that my voting instructions are solicited on behalf of the Board of Directors of First Sentinel Bancorp, Inc. for the Annual Meeting of Stockholders to be held on May 21, 2002.

      Accordingly, the Trustee of the First Sentinel Bancorp, Inc. Amended and Restated 1998 Stock-Based Incentive Plan is to vote my shares of Common Stock as follows at the Annual Meeting and at any adjournments thereof:


                                                            With-     For All
      1.    The election as directors of all        For     Hold      Except
            nominees listed (except as marked       |_|     |_|         |_|
            to the contrary below):

            JOSEPH CHADWICK AND WALTER K. TIMPSON

            INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
            INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

   DIRECTORS
RECOMMEND "FOR" ----------------------------------------------------------------
  PROPOSALS
   1 & 2

      2.    The ratification of KPMG LLP as the        For    Against    Abstain
            independent auditors of the Company
            for the year ending December 31, 2002.     |_|      |_|        |_|

            If any other business is presented at
            the Annual Meeting, including whether
            or not to adjourn the meeting, the
            vote for shares in the Amended and
            Restated 1998 Stock-Based Incentive
            Plan will be determined by the
            Incentive Plan Trustee in its
            discretion or in the discretion of the
            proxies appointed by it.

            At the present time, the Board of
            Directors knows of no other business
            to be presented at the Annual Meeting.

      The Incentive Plan Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.

-----------------------------           ----------------------------------------
Date                                    Signature

PLEASE DATE, SIGN AND RETURN THIS FORM TO HUMAN RESOURCES NO LATER THAN MAY 14, 2002.

[First Savings Bank Letterhead]

                                                              April 22, 2002

Dear 401(k) Plan Participant:

      In connection with the Annual Meeting of Stockholders of First Sentinel Bancorp, Inc. (the "Company") you may vote the shares of the Company's common stock ("Common Stock") credited to your account under the Incentive Savings Plan for Employees of First Savings Bank (the "401(k) Plan").

      On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form, provided for the purpose of conveying your voting instructions to Merrill Lynch (the "Employer Stock Fund Trustee"). Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on May 21, 2002.

      Participants investing under the 401(k) Plan are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to their accounts. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

      At this time, in order to direct the voting of your shares of Common Stock held in your account under the 401(k) Plan, you must complete and sign the enclosed vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope no later than May 14, 2002. The Employer Stock Fund Trustee has been instructed not to reveal your vote, directly or indirectly, to any officer, employee or director of the Company or First Savings Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Common Stock held by the Employer Stock Fund Trustee.

      It is possible, although very unlikely, that matters other than those specified on the attached vote authorization form will be presented for a stockholder vote at the Annual Meeting. It may not be possible to solicit your specific voting instructions on such proposals. By signing the vote authorization form, you will authorize the Employer Stock Fund Trustee to vote on these matters in its discretion.

Page 2
401(k) Letter

      Please note that when you give your vote authorization, you do so as a "named fiduciary" of your 401(k) Plan account for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As a named fiduciary, you have the power to give instructions to the Employer Stock Fund Trustee as to the voting of Common Stock in your account under the 401(k) Plan and the Employer Stock Fund Trustee must follow such instructions unless it determines that they are improper under ERISA. You, and not the Employer Stock Fund Trustee, are responsible for the consequences that flow from the voting instructions that you provide the Employer Stock Fund Trustee.

                                        Sincerely,

                                        /s/ John P. Mulkerin

                                        John P. Mulkerin
                                        President and Chief Executive Officer

Name:_________________________
Shares:________________________

                             VOTE AUTHORIZATION FORM

      I, the undersigned, understand that Merrill Lynch Pierce, Fenner & Smith, Inc., the Employer Stock Fund Trustee, is the holder of record and custodian of all shares of the Company's Common Stock attributable to me under the Incentive Savings Plan for Employees of First Savings Bank. I understand that my voting instructions, in my capacity as a "named fiduciary" of my 401(k) Plan Account, are solicited on behalf of the Board of Directors of First Sentinel Bancorp, Inc. for the Annual Meeting of Stockholders to be held on May 21, 2002.

      Accordingly, the Trustee under the Incentive Savings Plan for Employees is to vote my shares of Common Stock as follows at the Annual Meeting and at any adjournments thereof:

                                                               WITH-   FOR ALL
                                                         FOR   HOLD    EXCEPT
      1.    The election as directors of all
            nominees listed (except as marked to         |_|    |_|      |_|
            the contrary below):


            JOSEPH CHADWICK AND WALTER K. TIMPSON

               INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

DIRECTORS      -----------------------------------------------------------------
RECOMMEND
  "FOR"
PROPOSALS
  1 & 2

      2.    The ratification of KPMG LLP as the        For    Against    Abstain
            independent auditors of the Company
            for the year ending December 31, 2002.     |_|      |_|        |_|

            If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the vote for shares in the Employer Stock Fund will be determined by the Employer Stock Fund Trustee in its discretion or in the discretion of the proxies appointed by it.

            At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.


-----------------------------------     ----------------------------------------
Date                                    Signature

      PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 14, 2002.

[First Savings Bank Letterhead]

                                                              April 22, 2002

Dear ESOP Participant:

      In connection with the Annual Meeting of Stockholders of First Sentinel Bancorp, Inc. (the "Company") you may direct the voting of the shares of the Company's common stock ("Common Stock") allocated to your account in the First Savings Bank Employee Stock Ownership Plan (the "ESOP").

      On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form, provided for the purpose of conveying your voting instructions to First Bankers Trust Company (the "ESOP Trustee"). Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on May 21, 2002.

      As of the Record Date, April 1, 2002, the ESOP Trust held 2,144,541 shares of Common Stock, 1,009,195 shares of which have been allocated to participants' accounts in the ESOP. These shares will be voted as directed by the participants, provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Common Stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      At this time, in order to direct the voting of the shares allocated to your account under the ESOP, please complete and sign the attached yellow vote authorization form and return it directly to the ESOP Trustee in the enclosed postage-paid envelope no later than May 14, 2002. The ESOP Trustee has been instructed not to reveal your vote, directly or indirectly, to any officer, employee or director of the Company or First Savings Bank. The vote authorizations will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

      It is possible, although very unlikely, that matters other than those specified on the attached vote authorization form will be presented for a stockholder vote at the Annual Meeting. It may not be possible to solicit your specific voting instructions on such proposals. By signing the vote authorization form, you will authorize the ESOP Trustee to vote on these matters in its discretion.

Page 2
ESOP Letter


      Please note that when you give your vote authorization, you do so as a "named fiduciary" of your ESOP account for purposes of ERISA. As a named fiduciary, you have the power to give instructions to the ESOP Trustee as to the voting of Common Stock in your ESOP account and the ESOP Trustee will follow such instructions unless it determines that they are improper under ERISA. You, and not the ESOP Trustee, are responsible for the consequences that flow from the voting instructions that you provide to the ESOP Trustee.

                                        Sincerely,

                                        /s/ John P. Mulkerin

                                        John P. Mulkerin
                                        President and Chief Executive Officer

Name:____________________
Shares:____________________

                             VOTE AUTHORIZATION FORM

      I, the undersigned, understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of the Company's Common Stock attributable to me under the ESOP. I understand that my voting instructions, in my capacity as a "named fiduciary" of my ESOP account, are solicited on behalf of the Board of Directors of First Sentinel Bancorp, Inc. for the Annual Meeting of Stockholders to be held on May 21, 2002.

      Accordingly, the Trustee of the First Sentinel Bancorp, Inc. Employee Stock Ownership Plan is to vote my shares of Common Stock as follows at the Annual Meeting and at any adjournments thereof:

                                                              With-  For All
      1.    The election as directors of all             For  Hold   Except
            nominees listed (except as marked to
            the contrary below):                         |_|   |_|     |_|

            JOSEPH CHADWICK AND WALTER K. TIMPSON

 DIRECTORS    INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
 RECOMMEND    NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
   "FOR"      THE SPACE PROVIDED BELOW.
 PROPOSALS
   1 & 2      _________________________________________________________________

      2.    The ratification of KPMG LLP as the          For   Against   Abstain
            independent auditors of the Company
            for the year ending December 31, 2002.       |_|     |_|       |_|

            If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the vote for shares in the Employee Stock Ownership Plan will be determined by the ESOP Trustee in its discretion or in the discretion of the proxies appointed by it.

            At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The ESOP Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.


-----------------------------------     ----------------------------------------
Date                                    Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN MAY 14, 2002.